5 Quarterly Financial Supplement Fiscal third quarter of 2024 results

TABLE OF CONTENTS PAGE Consolidated Statements of Income (Unaudited) 3 Consolidated Selected Key Metrics (Unaudited) 4 Segment Results Private Client Group (Unaudited) 6 Capital Markets (Unaudited) 7 Asset Management (Unaudited) 8 Bank (Unaudited) 9 Other (Unaudited) 10 Bank Segment Selected Key Metrics (Unaudited) 11 Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited) 12 Footnotes 18 RAYMOND JAMES FINANCIAL, INC.

RAYMOND JAMES FINANCIAL, INC.
Consolidated Statements of Income (Unaudited)

$ in millions, except per share amounts	Three months ended					% change from		Nine months ended		
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	March 31, 2024	June 30, 2023	**June 30, 2024**	% change
Revenues:										
Asset management and related administrative fees	$ 1,373	$ 1,446	$ 1,407	$ 1,516	**$ 1,611**	17 %	6 %	$ 3,917	**$ 4,534**	16 %
Brokerage revenues:										
Securities commissions	356	382	383	414	**416**	17 %	— %	1,077	**1,213**	13 %
Principal transactions	105	98	139	114	**116**	10 %	2 %	364	**369**	1 %
Total brokerage revenues	461	480	522	528	**532**	15 %	1 %	1,441	**1,582**	10 %
Account and service fees	264	314	319	335	**328**	24 %	(2)%	811	**982**	21 %
Investment banking	151	202	181	179	**183**	21 %	2 %	446	**543**	22 %
Interest income	987	1,019	1,053	1,049	**1,057**	7 %	1 %	2,729	**3,159**	16 %
Other	57	54	38	31	**51**	(11)%	65 %	133	**120**	(10)%
Total revenues	3,293	3,515	3,520	3,638	**3,762**	14 %	3 %	9,477	**10,920**	15 %
Interest expense	(386)	(462)	(507)	(520)	**(534)**	38 %	3 %	(911)	**(1,561)**	71 %
Net revenues	2,907	3,053	3,013	3,118	**3,228**	11 %	4 %	8,566	**9,359**	9 %
Non-interest expenses:										
Compensation, commissions and benefits	1,851	1,892	1,921	2,043	**2,090**	13 %	2 %	5,407	**6,054**	12 %
Non-compensation expenses:										
Communications and information processing	149	158	150	165	**166**	11 %	1 %	441	**481**	9 %
Occupancy and equipment	68	69	72	73	**75**	10 %	3 %	202	**220**	9 %
Business development	66	66	61	60	**72**	9 %	20 %	176	**193**	10 %
Investment sub-advisory fees	40	41	40	44	**48**	20 %	9 %	110	**132**	20 %
Professional fees	35	40	32	33	**38**	9 %	15 %	105	**103**	(2)%
Bank loan provision/(benefit) for credit losses	54	36	12	21	**(10)**	NM	NM	96	**23**	(76)%
Other [(1)]	158	166	95	70	**105**	(34)%	50 %	334	**270**	(19)%
Total non-compensation expenses	570	576	462	466	**494**	(13)%	6 %	1,464	**1,422**	(3)%
Total non-interest expenses	2,421	2,468	2,383	2,509	**2,584**	7 %	3 %	6,871	**7,476**	9 %
Pre-tax income	486	585	630	609	**644**	33 %	6 %	1,695	**1,883**	11 %
Provision for income taxes	117	151	132	133	**152**	30 %	14 %	390	**417**	7 %
Net income	369	434	498	476	**492**	33 %	3 %	1,305	**1,466**	12 %
Preferred stock dividends	—	2	1	2	**1**	NM	(50)%	4	**4**	— %
Net income available to common shareholders	$ 369	$ 432	$ 497	$ 474	**$ 491**	33 %	4 %	$ 1,301	**$ 1,462**	12 %
Earnings per common share – basic [(2)]	$ 1.75	$ 2.07	$ 2.38	$ 2.27	**$ 2.37**	35 %	4 %	$ 6.09	**$ 7.02**	15 %
Earnings per common share – diluted [(2)]	$ 1.71	$ 2.02	$ 2.32	$ 2.22	**$ 2.31**	35 %	4 %	$ 5.95	**$ 6.85**	15 %
Weighted-average common shares outstanding – basic	210.1	208.3	208.6	208.3	**206.8**	(2)%	(1)%	213.0	**207.9**	(2)%
Weighted-average common and common equivalent shares outstanding – diluted	214.8	213.8	213.8	213.4	**212.3**	(1)%	(1)%	218.0	**213.1**	(2)%

Please refer to the footnotes at the end of this supplement for additional information.

3

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

	As of					% change from	
$ in millions, except per share amounts	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	March 31, 2024
Total assets	$ 77,633	$ 78,360	$ 80,130	$ 81,232	**$ 80,628**	4 %	(1)%
Total common equity attributable to Raymond James Financial, Inc.	$ 9,870	$ 10,135	$ 10,711	$ 10,905	**$ 11,118**	13 %	2 %
Book value per share [3]	$ 47.34	$ 48.54	$ 51.32	$ 52.60	**$ 54.08**	14 %	3 %
Tangible book value per share [3] [4]	$ 38.71	$ 40.03	$ 42.81	$ 44.11	**$ 45.57**	18 %	3 %
Capital ratios:							
Tier 1 leverage	11.4 %	11.9 %	12.1 %	12.3 %	**12.7 %** [5]		
Tier 1 capital	20.6 %	21.4 %	21.6 %	21.9 %	**22.2 %** [5]		
Common equity tier 1	20.4 %	21.2 %	21.5 %	21.8 %	**22.0 %** [5]		
Total capital	22.0 %	22.8 %	23.0 %	23.3 %	**23.6 %** [5]		

	Three months ended					% change from		Nine months ended		
$ in millions	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	March 31, 2024	June 30, 2023	**June 30, 2024**	**% change**
Adjusted pre-tax income [4]	$ 526	$ 619	$ 653	$ 635	**$ 667**	27 %	5 %	$ 1,760	**$ 1,955**	11 %
Adjusted net income available to common shareholders [4]	$ 399	$ 457	$ 514	$ 494	**$ 508**	27 %	3 %	$ 1,350	**$ 1,516**	12 %
Adjusted earnings per common share – basic [2] [4]	$ 1.89	$ 2.19	$ 2.46	$ 2.37	**$ 2.45**	30 %	3 %	$ 6.32	**$ 7.28**	15 %
Adjusted earnings per common share – diluted [2] [4]	$ 1.85	$ 2.13	$ 2.40	$ 2.31	**$ 2.39**	29 %	3 %	$ 6.17	**$ 7.10**	15 %
Return on common equity [6]	14.9 %	17.3 %	19.1 %	17.5 %	**17.8 %**			17.9 %	**18.2 %**	
Adjusted return on common equity [4] [6]	16.1 %	18.3 %	19.7 %	18.3 %	**18.4 %**			18.5 %	**18.8 %**	
Adjusted return on tangible common equity [4] [6]	19.7 %	22.2 %	23.8 %	21.8 %	**21.9 %**			22.7 %	**22.5 %**	
Pre-tax margin [7]	16.7 %	19.2 %	20.9 %	19.5 %	**20.0 %**			19.8 %	**20.1 %**	
Adjusted pre-tax margin [4] [7]	18.1 %	20.3 %	21.7 %	20.4 %	**20.7 %**			20.5 %	**20.9 %**	
Total compensation ratio [8]	63.7 %	62.0 %	63.8 %	65.5 %	**64.7 %**			63.1 %	**64.7 %**	
Adjusted total compensation ratio [4] [8]	62.7 %	61.4 %	63.4 %	65.2 %	**64.4 %**			62.4 %	**64.3 %**	
Effective tax rate	24.1 %	25.8 %	21.0 %	21.8 %	**23.6 %**			23.0 %	**22.1 %**	

Please refer to the footnotes at the end of this supplement for additional information.

4

RAYMOND JAMES FINANCIAL, INC.
Consolidated Selected Key Metrics (Unaudited)

Client asset metrics *($ in billions)*	As of June 30, 2023	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024
Client assets under administration	$ 1,280.9	$ 1,256.5	$ 1,370.6	$ 1,449.1	**$ 1,476.2**	15 %	2 %
Private Client Group assets under administration	$ 1,227.0	$ 1,201.2	$ 1,310.5	$ 1,388.8	**$ 1,415.7**	15 %	2 %
Private Client Group assets in fee-based accounts	$ 697.0	$ 683.2	$ 746.6	$ 798.8	**$ 820.6**	18 %	3 %
Financial assets under management	$ 200.7	$ 196.4	$ 215.0	$ 226.8	**$ 229.3**	14 %	1 %

Net new assets metrics [9] *($ in millions)*	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended **June 30, 2024**	Nine months ended June 30, 2023	Nine months ended **June 30, 2024**
Domestic Private Client Group net new assets [10]	$ 14,386	$ 14,169	$ 21,575	$ 9,648	**$ 16,517**	$ 59,085	**$ 47,740**
Domestic Private Client Group net new assets growth — annualized [10]	5.4 %	5.0 %	7.8 %	3.2 %	**5.2 %**	8.3 %	**5.8 %**

Private Client Group financial advisors	As of June 30, 2023	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024
Employees	3,654	3,693	3,718	3,747	**3,812**	4 %	2 %
Independent contractors	5,050	5,019	4,992	5,014	**4,970**	(2)%	(1)%
Total advisors [11]	8,704	8,712	8,710	8,761	**8,782**	1 %	— %

Clients' domestic cash sweep and Enhanced Savings Program balances *($ in millions)*	As of June 30, 2023	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024
Raymond James Bank Deposit Program ("RJBDP"): [12]							
Bank segment [12]	$ 27,915	$ 25,355	$ 23,912	$ 23,405	**$ 23,371**	(16)%	— %
Third-party banks	16,923	15,858	17,820	18,234	**17,325**	2 %	(5)%
Subtotal RJBDP	44,838	41,213	41,732	41,639	**40,696**	(9)%	(2)%
Client Interest Program	1,915	1,620	1,765	1,715	**1,713**	(11)%	— %
Total clients' domestic cash sweep balances	46,753	42,833	43,497	43,354	**42,409**	(9)%	(2)%
Enhanced Savings Program ("ESP") [13]	11,225	13,592	14,476	14,863	**14,039**	25 %	(6)%
Total clients' domestic cash sweep and ESP balances	$ 57,978	$ 56,425	$ 57,973	$ 58,217	**$ 56,448**	(3)%	(3)%

Net interest income and RJBDP fees *($ in millions)*	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024	Nine months ended June 30, 2023	Nine months ended **June 30, 2024**	Nine months ended % change
Net interest income and RJBDP fees (third-party banks)	$ 708	$ 711	$ 698	$ 689	**$ 672**	(5)%	(2)%	$ 2,162	**$ 2,059**	(5)%
Average yield on RJBDP - third-party banks [14]	3.37 %	3.60 %	3.66 %	3.59 %	**3.41 %**			3.05 %	**3.55 %**	

Please refer to the footnotes at the end of this supplement for additional information.

5

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Private Client Group (Unaudited)

$ in millions	Three months ended June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024	Nine months ended June 30, 2023	**June 30, 2024**	% change
Revenues:										
Asset management and related administrative fees	$ 1,164	$ 1,226	$ 1,191	$ 1,283	**$ 1,364**	17 %	6 %	$ 3,319	**$ 3,838**	16 %
Brokerage revenues:										
Mutual and other fund products	135	142	136	141	**142**	5 %	1 %	398	**419**	5 %
Insurance and annuity products	103	119	125	127	**130**	26 %	2 %	320	**382**	19 %
Equities, ETFs, and fixed income products	111	115	121	139	**137**	23 %	(1)%	340	**397**	17 %
Total brokerage revenues	349	376	382	407	**409**	17 %	— %	1,058	**1,198**	13 %
Account and service fees:										
Mutual fund and annuity service fees	103	109	106	115	**118**	15 %	3 %	306	**339**	11 %
RJBDP fees: (12)										
Bank segment	277	237	223	206	**198**	(29)%	(4)%	856	**627**	(27)%
Third-party banks	107	154	152	160	**149**	39 %	(7)%	344	**461**	34 %
Client account and other fees	59	56	65	64	**66**	12 %	3 %	175	**195**	11 %
Total account and service fees	546	556	546	545	**531**	(3)%	(3)%	1,681	**1,622**	(4)%
Investment banking	9	8	11	8	**10**	11 %	25 %	27	**29**	7 %
Interest income	114	115	118	122	**121**	6 %	(1)%	340	**361**	6 %
All other	25	8	4	6	**13**	(48)%	117 %	40	**23**	(43)%
Total revenues	2,207	2,289	2,252	2,371	**2,448**	11 %	3 %	6,465	**7,071**	9 %
Interest expense	(25)	(24)	(26)	(30)	**(32)**	28 %	7 %	(76)	**(88)**	16 %
Net revenues	2,182	2,265	2,226	2,341	**2,416**	11 %	3 %	6,389	**6,983**	9 %
Non-interest expenses:										
Financial advisor compensation and benefits	1,151	1,193	1,190	1,273	**1,327**	15 %	4 %	3,344	**3,790**	13 %
Administrative compensation and benefits	355	348	379	391	**389**	10 %	(1)%	1,042	**1,159**	11 %
Total compensation, commissions and benefits	1,506	1,541	1,569	1,664	**1,716**	14 %	3 %	4,386	**4,949**	13 %
Non-compensation expenses	265	247	218	233	**259**	(2)%	11 %	717	**710**	(1)%
Total non-interest expenses	1,771	1,788	1,787	1,897	**1,975**	12 %	4 %	5,103	**5,659**	11 %
Pre-tax income	$ 411	$ 477	$ 439	$ 444	**$ 441**	7 %	(1)%	$ 1,286	**$ 1,324**	3 %

Please refer to the footnotes at the end of this supplement for additional information.

6

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Capital Markets (Unaudited)

$ in millions	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024	Nine months ended June 30, 2023	Nine months ended **June 30, 2024**	% change
Revenues:										
Brokerage revenues:										
Fixed income	$ 78	$ 71	$ 102	$ 88	**$ 86**	10 %	(2)%	$ 274	**$ 276**	1 %
Equity	32	30	38	34	**35**	9 %	3 %	100	**107**	7 %
Total brokerage revenues	110	101	140	122	**121**	10 %	(1)%	374	**383**	2 %
Investment banking:										
Merger & acquisition and advisory	88	141	118	107	**91**	3 %	(15)%	277	**316**	14 %
Equity underwriting	25	16	26	23	**33**	32 %	43 %	69	**82**	19 %
Debt underwriting	28	37	26	41	**49**	75 %	20 %	73	**116**	59 %
Total investment banking	141	194	170	171	**173**	23 %	1 %	419	**514**	23 %
Interest income	21	23	23	26	**32**	52 %	23 %	65	**81**	25 %
Affordable housing investments business revenues	21	41	23	22	**30**	43 %	36 %	68	**75**	10 %
All other	4	3	4	4	**4**	— %	— %	11	**12**	9 %
Total revenues	297	362	360	345	**360**	21 %	4 %	937	**1,065**	14 %
Interest expense	(21)	(21)	(22)	(24)	**(30)**	43 %	25 %	(64)	**(76)**	19 %
Net revenues	276	341	338	321	**330**	20 %	3 %	873	**989**	13 %
Non-interest expenses:										
Compensation, commissions and benefits	220	238	238	240	**243**	10 %	1 %	664	**721**	9 %
Non-compensation expenses	90	110	97	98	**101**	12 %	3 %	293	**296**	1 %
Total non-interest expenses	310	348	335	338	**344**	11 %	2 %	957	**1,017**	6 %
Pre-tax income/(loss)	$ (34)	$ (7)	$ 3	$ (17)	**$ (14)**	59 %	18 %	$ (84)	**$ (28)**	67 %

Please refer to the footnotes at the end of this supplement for additional information.

7

Three months ended % change from Nine months ended $ in millions June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 June 30, 2023 March 31, 2024 June 30, 2023 June 30, 2024 % change Revenues: Asset management and related administrative fees: Managed programs $ 146 $ 153 $ 150 $ 163 $ 171 17% 5% $ 420 $ 484 15 % Administration and other 71 73 74 79 83 17% 5% 200 236 18 % Total asset management and related administrative fees 217 226 224 242 254 17% 5% 620 720 16 % Account and service fees 5 5 6 5 5 — % — % 16 16 — % All other 4 5 5 5 6 50% 20% 13 16 23 % Net revenues 226 236 235 252 265 17% 5% 649 752 16 % Non-interest expenses: Compensation, commissions and benefits 51 48 53 58 56 10% (3) % 150 167 11 % Non-compensation expenses 86 88 89 94 97 13% 3% 248 280 13 % Total non-interest expenses 137 136 142 152 153 12% 1% 398 447 12 % Pre-tax income $ 89 $ 100 $ 93 $ 100 $ 112 26% 12% $ 251 $ 305 22 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Asset Management (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 8

RAYMOND JAMES FINANCIAL, INC.
Segment Results - Bank (Unaudited)

$ in millions	Three months ended					% change from		Nine months ended		
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	March 31, 2024	June 30, 2023	**June 30, 2024**	**% change**
Revenues:										
Interest income	$ 826	$ 847	$ 872	$ 868	**$ 867**	5 %	— %	$ 2,251	**$ 2,607**	16 %
Interest expense	(329)	(408)	(446)	(455)	**(461)**	40 %	1 %	(733)	**(1,362)**	86 %
Net interest income	497	439	426	413	**406**	(18)%	(2)%	1,518	**1,245**	(18)%
All other	17	12	15	11	**12**	(29)%	9 %	44	**38**	(14)%
Net revenues	514	451	441	424	**418**	(19)%	(1)%	1,562	**1,283**	(18)%
Non-interest expenses:										
Compensation and benefits	48	41	43	48	**45**	(6)%	(6)%	136	**136**	— %
Non-compensation expenses:										
Bank loan provision/(benefit) for credit losses	54	36	12	21	**(10)**	NM	NM	96	**23**	(76)%
RJBDP fees to Private Client Group [12]	277	237	223	206	**198**	(29)%	(4)%	856	**627**	(27)%
All other	69	59	71	74	**70**	1 %	(5)%	181	**215**	19 %
Total non-compensation expenses	400	332	306	301	**258**	(36)%	(14)%	1,133	**865**	(24)%
Total non-interest expenses	448	373	349	349	**303**	(32)%	(13)%	1,269	**1,001**	(21)%
Pre-tax income	$ 66	$ 78	$ 92	$ 75	**$ 115**	74 %	53 %	$ 293	**$ 282**	(4)%

Please refer to the footnotes at the end of this supplement for additional information.

9

Three months ended % change from Nine months ended $ in millions June 30, 2023 September 30, 2023 December 31, 2023 March 31, 2024 June 30, 2024 June 30, 2023 March 31, 2024 June 30, 2023 June 30, 2024 % change Revenues: Interest income $ 37 $ 44 $ 49 $ 44 $ 47 27% 7% $ 103 $ 140 36 % All other 2 3 2 (2) 6 200 % NM 6 6 — % Total revenues 39 47 51 42 53 36% 26% 109 146 34 % Interest expense (24) (22) (25) (25) (25) 4% — % (75) (75) — % Net revenues 15 25 26 17 28 87% 65% 34 71 109 % Non-interest expenses: Compensation and benefits 27 24 17 32 29 7% (9) % 71 78 10 % Insurance settlement received (1) — — — — — — % — % (32) — 100 % All other 34 64 6 (22) 9 (74) % NM 46 (7) NM Total non-interest expenses 61 88 23 10 38 (38) % 280% 85 71 (16) % Pre-tax income/(loss) $ (46) $ (63) $ 3 $ 7 $ (10) 78 % NM $ (51) $ — 100 % RAYMOND JAMES FINANCIAL, INC. Segment Results - Other (15) (Unaudited) Please refer to the footnotes at the end of this supplement for additional information. 10

RAYMOND JAMES FINANCIAL, INC.
Bank Segment Selected Key Metrics (Unaudited)

Our Bank segment includes Raymond James Bank and TriState Capital Bank.

Bank Segment

$ in millions	As of June 30, 2023	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024
Total assets	$ 59,506	$ 60,041	$ 61,517	$ 61,038	**$ 60,574**	2 %	(1)%
Bank loans, net:							
Raymond James Bank	$ 30,834	$ 30,906	$ 31,092	$ 30,980	**$ 31,237**	1 %	1 %
TriState Capital Bank	12,511	12,869	13,090	13,119	**13,912**	11 %	6 %
Total bank loans, net	$ 43,345	$ 43,775	$ 44,182	$ 44,099	**$ 45,149**	4 %	2 %
Bank loan allowance for credit losses	$ 456	$ 474	$ 479	$ 471	**$ 456**	— %	(3)%
Bank loan allowance for credit losses as a % of total loans held for investment	1.04 %	1.07 %	1.08 %	1.06 %	**1.00 %**		
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment [16]	*1.90 %*	*2.03 %*	*2.06 %*	*2.05 %*	***2.00 %***		
Total nonperforming assets	$ 127	$ 128	$ 164	$ 187	**$ 160**	26 %	(14)%
Nonperforming assets as a % of total assets	0.21 %	0.21 %	0.27 %	0.31 %	**0.26 %**		
Total criticized loans	$ 411	$ 518	$ 472	$ 538	**$ 523**	27 %	(3)%
Criticized loans as a % of loans held for investment	0.94 %	1.17 %	1.06 %	1.21 %	**1.15 %**		
Total bank deposits	$ 53,768	$ 54,199	$ 55,393	$ 54,843	**$ 54,401**	1 %	(1)%

$ in millions	As of June 30, 2023	As of September 30, 2023	As of December 31, 2023	As of March 31, 2024	As of **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024
Securities-based loans [17]	$ 14,227	$ 14,606	$ 14,647	$ 14,610	**$ 15,429**	8 %	6 %
Commercial and industrial loans	10,663	10,406	10,503	10,190	**9,956**	(7)%	(2)%
Commercial real estate loans	7,091	7,221	7,331	7,462	**7,619**	7 %	2 %
Real estate investment trust loans	1,715	1,668	1,697	1,701	**1,755**	2 %	3 %
Residential mortgage loans	8,422	8,662	8,861	9,016	**9,245**	10 %	3 %
Tax-exempt loans	1,548	1,541	1,411	1,445	**1,431**	(8)%	(1)%
Total loans held for investment	43,666	44,104	44,450	44,424	**45,435**	4 %	2 %
Held for sale loans	135	145	211	146	**170**	26 %	16 %
Total loans held for sale and investment	43,801	44,249	44,661	44,570	**45,605**	4 %	2 %
Allowance for credit losses	(456)	(474)	(479)	(471)	**(456)**	— %	(3)%
Bank loans, net	$ 43,345	$ 43,775	$ 44,182	$ 44,099	**$ 45,149**	4 %	2 %

$ in millions	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended **June 30, 2024**	% change from June 30, 2023	% change from March 31, 2024	Nine months ended June 30, 2023	Nine months ended **June 30, 2024**	% change
Net interest margin (net yield on interest-earning assets)	3.26 %	2.87 %	2.74 %	2.66 %	**2.64 %**			3.41 %	**2.68 %**	
Bank loan provision/(benefit) for credit losses	$ 54	$ 36	$ 12	$ 21	**$ (10)**	NM	NM	$ 96	**$ 23**	(76)%
Net charge-offs	$ 15	$ 17	$ 8	$ 28	**$ 6**	(60)%	(79)%	$ 37	**$ 42**	14 %

Please refer to the footnotes at the end of this supplement for additional information.

11

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe a certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments.

	Three months ended					Nine months ended	
$ in millions	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	**June 30, 2024**
Net income available to common shareholders	$ 369	$ 432	$ 497	$ 474	**$ 491**	$ 1,301	**$ 1,462**
Non-GAAP adjustments:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	18	17	11	11	**11**	53	**33**
Other acquisition-related compensation	10	—	—	—	**—**	10	**—**
Total "Compensation, commissions and benefits" expense	28	17	11	11	**11**	63	**33**
Communication and information processing	—	2	—	1	**—**	—	**1**
Professional fees	1	3	1	1	**1**	1	**3**
Other:							
Amortization of identifiable intangible assets [19]	11	12	11	11	**11**	33	**33**
All other acquisition-related expenses	—	—	—	2	**—**	—	**2**
Total "Other" expense	11	12	11	13	**11**	33	**35**
Total expenses related to acquisitions	40	34	23	26	**23**	97	**72**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(32)	**—**
Pre-tax impact of non-GAAP adjustments	40	34	23	26	**23**	65	**72**
Tax effect of non-GAAP adjustments	(10)	(9)	(6)	(6)	**(6)**	(16)	**(18)**
Total non-GAAP adjustments, net of tax	30	25	17	20	**17**	49	**54**
Adjusted net income available to common shareholders [4]	$ 399	$ 457	$ 514	$ 494	**$ 508**	$ 1,350	**$ 1,516**
Pre-tax income	$ 486	$ 585	$ 630	$ 609	**$ 644**	$ 1,695	**$ 1,883**
Pre-tax impact of non-GAAP adjustments (as detailed above)	40	34	23	26	**23**	65	**72**
Adjusted pre-tax income [4]	$ 526	$ 619	$ 653	$ 635	**$ 667**	$ 1,760	**$ 1,955**
Compensation, commissions and benefits expense	$ 1,851	$ 1,892	$ 1,921	$ 2,043	**$ 2,090**	$ 5,407	**$ 6,054**
Less: Total compensation-related acquisition expenses (as detailed above)	28	17	11	11	**11**	63	**33**
Adjusted "Compensation, commissions and benefits" expense [4]	$ 1,823	$ 1,875	$ 1,910	$ 2,032	**$ 2,079**	$ 5,344	**$ 6,021**

Please refer to the footnotes at the end of this supplement for additional information.

12

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Nine months ended	
	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	**June 30, 2024**
Pre-tax margin [7]	16.7 %	19.2 %	20.9 %	19.5 %	**20.0 %**	19.8 %	**20.1 %**
Impact of non-GAAP adjustments on pre-tax margin:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	0.7 %	0.6 %	0.4 %	0.3 %	**0.3 %**	0.6 %	**0.4 %**
Other acquisition-related compensation	0.3 %	— %	— %	— %	**— %**	0.1 %	**— %**
Total "Compensation, commissions and benefits" expense	1.0 %	0.6 %	0.4 %	0.3 %	**0.3 %**	0.7 %	**0.4 %**
Communications and information processing	— %	— %	— %	— %	**— %**	— %	**— %**
Professional fees	— %	0.1 %	— %	0.1 %	**— %**	— %	**— %**
Other:							
Amortization of identifiable intangible assets [19]	0.4 %	0.4 %	0.4 %	0.4 %	**0.4 %**	0.4 %	**0.4 %**
All other acquisition-related expenses	— %	— %	— %	0.1 %	**— %**	— %	**— %**
Total "Other" expense	0.4 %	0.4 %	0.4 %	0.5 %	**0.4 %**	0.4 %	**0.4 %**
Total expenses related to acquisitions	1.4 %	1.1 %	0.8 %	0.9 %	**0.7 %**	1.1 %	**0.8 %**
Other — Insurance settlement received [1]	— %	— %	— %	— %	**— %**	(0.4)%	**— %**
Total non-GAAP adjustments	1.4 %	1.1 %	0.8 %	0.9 %	**0.7 %**	0.7 %	**0.8 %**
Adjusted pre-tax margin [4] [7]	18.1 %	20.3 %	21.7 %	20.4 %	**20.7 %**	20.5 %	**20.9 %**
Total compensation ratio [8]	63.7 %	62.0 %	63.8 %	65.5 %	**64.7 %**	63.1 %	**64.7 %**
Less the impact of non-GAAP adjustments on compensation ratio:							
Acquisition-related retention [18]	0.7 %	0.6 %	0.4 %	0.3 %	**0.3 %**	0.6 %	**0.4 %**
Other acquisition-related compensation	0.3 %	— %	— %	— %	**— %**	0.1 %	**— %**
Total "Compensation, commissions and benefits" expenses related to acquisitions	1.0 %	0.6 %	0.4 %	0.3 %	**0.3 %**	0.7 %	**0.4 %**
Adjusted total compensation ratio [4] [8]	62.7 %	61.4 %	63.4 %	65.2 %	**64.4 %**	62.4 %	**64.3 %**

Please refer to the footnotes at the end of this supplement for additional information.
13

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Earnings per common share [2]	Three months ended June 30, 2023	Three months ended September 30, 2023	Three months ended December 31, 2023	Three months ended March 31, 2024	Three months ended June 30, 2024	Nine months ended June 30, 2023	Nine months ended June 30, 2024
Basic	$ 1.75	$ 2.07	$ 2.38	$ 2.27	**$ 2.37**	$ 6.09	**$ 7.02**
Impact of non-GAAP adjustments on basic earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	0.09	0.08	0.05	0.05	**0.05**	0.25	**0.16**
Other acquisition-related compensation	0.05	—	—	—	**—**	0.05	**—**
Total "Compensation, commissions and benefits" expense	0.14	0.08	0.05	0.05	**0.05**	0.30	**0.16**
Communication and information processing	—	0.01	—	0.01	**—**	—	**—**
Professional fees	—	0.01	0.01	0.01	**0.01**	—	**0.01**
Other:							
Amortization of identifiable intangible assets [19]	0.05	0.06	0.05	0.05	**0.05**	0.16	**0.17**
All other acquisition-related expenses	—	—	—	0.01	**—**	—	**0.01**
Total "Other" expense	0.05	0.06	0.05	0.06	**0.05**	0.16	**0.18**
Total expenses related to acquisitions	0.19	0.16	0.11	0.13	**0.11**	0.46	**0.35**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(0.15)	**—**
Tax effect of non-GAAP adjustments	(0.05)	(0.04)	(0.03)	(0.03)	**(0.03)**	(0.08)	**(0.09)**
Total non-GAAP adjustments, net of tax	0.14	0.12	0.08	0.10	**0.08**	0.23	**0.26**
Adjusted basic [4]	$ 1.89	$ 2.19	$ 2.46	$ 2.37	**$ 2.45**	$ 6.32	**$ 7.28**

Please refer to the footnotes at the end of this supplement for additional information.

14

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)

(Continued from previous page)

	Three months ended					Nine months ended	
Earnings per common share [2]	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	**June 30, 2024**
Diluted	$ 1.71	$ 2.02	$ 2.32	$ 2.22	**$ 2.31**	$ 5.95	**$ 6.85**
Impact of non-GAAP adjustments on diluted earnings per common share:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	0.09	0.08	0.05	0.05	**0.05**	0.24	**0.15**
Other acquisition-related compensation	0.05	—	—	—	**—**	0.05	**—**
Total "Compensation, commissions and benefits" expense	0.14	0.08	0.05	0.05	**0.05**	0.29	**0.15**
Communications and information processing	—	0.01	—	—	**—**	—	**—**
Professional fees	—	0.01	0.01	0.01	**0.01**	—	**0.01**
Other:							
Amortization of identifiable intangible assets [19]	0.05	0.05	0.05	0.05	**0.05**	0.15	**0.16**
All other acquisition-related expenses	—	—	—	0.01	**—**	—	**0.01**
Total "Other" expense	0.05	0.05	0.05	0.06	**0.05**	0.15	**0.17**
Total expenses related to acquisitions	0.19	0.15	0.11	0.12	**0.11**	0.44	**0.33**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(0.15)	**—**
Tax effect of non-GAAP adjustments	(0.05)	(0.04)	(0.03)	(0.03)	**(0.03)**	(0.07)	**(0.08)**
Total non-GAAP adjustments, net of tax	0.14	0.11	0.08	0.09	**0.08**	0.22	**0.25**
Adjusted diluted [4]	$ 1.85	$ 2.13	$ 2.40	$ 2.31	**$ 2.39**	$ 6.17	**$ 7.10**

Book value per share

	As of				
$ in millions, except per share amounts	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**
Total common equity attributable to Raymond James Financial, Inc.	$ 9,870	$ 10,135	$ 10,711	$ 10,905	**$ 11,118**
Less non-GAAP adjustments:					
Goodwill and identifiable intangible assets, net	1,928	1,907	1,908	1,894	**1,884**
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(129)	(131)	(132)	(134)	**(136)**
Tangible common equity attributable to Raymond James Financial, Inc. [4]	$ 8,071	$ 8,359	$ 8,935	$ 9,145	**$ 9,370**
Common shares outstanding	208.5	208.8	208.7	207.3	**205.6**
Book value per share [3]	$ 47.34	$ 48.54	$ 51.32	$ 52.60	**$ 54.08**
Tangible book value per share [3] [4]	$ 38.71	$ 40.03	$ 42.81	$ 44.11	**$ 45.57**

Please refer to the footnotes at the end of this supplement for additional information.
15

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on common equity	Three months ended					Nine months ended	
$ in millions	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	**June 30, 2024**
Average common equity [20]	$ 9,873	$ 10,003	$ 10,423	$ 10,808	**$ 11,012**	$ 9,705	**$ 10,717**
Impact of non-GAAP adjustments on average common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	9	9	6	6	**5**	27	**17**
Other acquisition-related compensation	4	—	—	—	**—**	2	**—**
Total "Compensation, commissions and benefits" expense	13	9	6	6	**5**	29	**17**
Communications and information processing	—	1	—	—	**—**	—	**—**
Professional fees	1	2	—	—	**1**	—	**2**
Other:							
Amortization of identifiable intangible assets [19]	6	6	6	6	**5**	17	**16**
All other acquisition-related expenses	—	—	—	1	**—**	—	**1**
Total "Other" expense	6	6	6	7	**5**	17	**17**
Total expenses related to acquisitions	20	18	12	13	**11**	46	**36**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(24)	**—**
Tax effect of non-GAAP adjustments	(5)	(5)	(3)	(3)	**(3)**	(5)	**(9)**
Total non-GAAP adjustments, net of tax	15	13	9	10	**8**	17	**27**
Adjusted average common equity [4] [20]	$ 9,888	$ 10,016	$ 10,432	$ 10,818	**$ 11,020**	$ 9,722	**$ 10,744**

Please refer to the footnotes at the end of this supplement for additional information.
16

RAYMOND JAMES FINANCIAL, INC.

Reconciliation of non-GAAP financial measures to GAAP financial measures (Unaudited)
(Continued from previous page)

Return on tangible common equity	Three months ended					Nine months ended	
$ in millions	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024	**June 30, 2024**	June 30, 2023	**June 30, 2024**
Average common equity [20]	$ 9,873	$ 10,003	$ 10,423	$ 10,808	**$ 11,012**	$ 9,705	**$ 10,717**
Less:							
Average goodwill and identifiable intangible assets, net	1,930	1,918	1,908	1,901	**1,889**	1,932	**1,898**
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(128)	(130)	(132)	(133)	**(135)**	(128)	**(133)**
Average tangible common equity [4] [20]	$ 8,071	$ 8,215	$ 8,647	$ 9,040	**$ 9,258**	$ 7,901	**$ 8,952**
Impact of non-GAAP adjustments on average tangible common equity:							
Expenses related to acquisitions:							
Compensation, commissions and benefits:							
Acquisition-related retention [18]	9	9	6	6	**5**	27	**17**
Other acquisition-related compensation	4	—	—	—	**—**	2	**—**
Total "Compensation, commissions and benefits" expense	13	9	6	6	**5**	29	**17**
Communications and information processing	—	1	—	—	**—**	—	**—**
Professional fees	1	2	—	—	**1**	—	**2**
Other:							
Amortization of identifiable intangible assets [19]	6	6	6	6	**5**	17	**16**
All other acquisition-related expenses	—	—	—	1	**—**	—	**1**
Total "Other" expense	6	6	6	7	**5**	17	**17**
Total expenses related to acquisitions	20	18	12	13	**11**	46	**36**
Other — Insurance settlement received [1]	—	—	—	—	**—**	(24)	**—**
Tax effect of non-GAAP adjustments	(5)	(5)	(3)	(3)	**(3)**	(5)	**(9)**
Total non-GAAP adjustments, net of tax	15	13	9	10	**8**	17	**27**
Adjusted average tangible common equity [4] [20]	$ 8,086	$ 8,228	$ 8,656	$ 9,050	**$ 9,266**	$ 7,918	**$ 8,979**
Return on common equity [6]	14.9 %	17.3 %	19.1 %	17.5 %	**17.8 %**	17.9 %	**18.2 %**
Adjusted return on common equity [4] [6]	16.1 %	18.3 %	19.7 %	18.3 %	**18.4 %**	18.5 %	**18.8 %**
Return on tangible common equity [4] [6]	18.3 %	21.0 %	23.0 %	21.0 %	**21.2 %**	22.0 %	**21.8 %**
Adjusted return on tangible common equity [4] [6]	19.7 %	22.2 %	23.8 %	21.8 %	**21.9 %**	22.7 %	**22.5 %**

Please refer to the footnotes at the end of this supplement for additional information.
17

Footnotes (1) The nine months ended June 30, 2023 included the favorable impact of a $32 million insurance settlement received during the period related to a previously settled legal matter. This item has been reflected as an offset to Other expenses within our Other segment. In the computation of our non-GAAP financial measures, we have reversed the favorable impact of this item on adjusted pre-tax income and adjusted net income available to common shareholders. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (2) Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended, June 30, 2023, September 30, 2023, December 31, 2023, March 31, 2024, and June 30, 2024, $4 million for the nine months ended June 30, 2023, and $3 million for the nine months ended June 30, 2024. (3) Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. (4) These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures. (5) Estimated. (6) Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes. (7) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (8) Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period. (9) Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The Domestic Private Client Group net new asset growth — annualized percentage is based on the beginning Domestic Private Client Group assets under administration balance for the indicated period. (10) These metrics for the three and nine months ended June 30, 2023 include the impact of the departure of approximately $5 billion of assets under administration, representing the portion of advisors previously associated through a single relationship in the firm’s independent contractors division whose affiliation with the firm ended in the fiscal third quarter of 2023. (11) This metric includes the impact of the transfer of approximately 50 financial advisors to our Registered Investment Advisor & Custody Services (“RCS”) division during our fiscal third quarter of 2024, primarily related to one firm with financial advisors previously affiliated as independent contractors. Advisors in RCS are not included in the financial advisor count, although their assets are still included in client assets under administration. (12) We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and TriState Capital Bank, which are included in our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition. RJBDP balances swept to third-party banks are not included in our bank deposit liability balance reflected on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation. (13) Our Enhanced Savings Program is a deposit offering in which Private Client Group clients may deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition. (14) Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. (15) The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses. (16) Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans. (17) Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market. RAYMOND JAMES FINANCIAL, INC. 18

(18) Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions in prior years. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period. (19) Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions. (20) Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year- to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by four. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. RAYMOND JAMES FINANCIAL, INC. 19